UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8985

LMP Corporate Loan Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: September 30

Date of reporting period: March 31, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL

REPORT

MARCH 31, 2007

LMP Corporate Loan Fund Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

LMP Corporate Loan Fund Inc.

Semi-Annual Report  •  March 31, 2007

What’s

Inside

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy expanded at a moderate pace during the six-month reporting period. After expanding 2.0% in the third quarter of 2006, gross domestic product (“GDP”)i increased 2.5% in the fourth quarter. The advance estimate for first quarter 2007 GDP growth was 1.3%. While consumer spending has remained fairly solid, the cooling housing market continued to negatively impact the economy.

After increasing the federal funds rateii to 5.25% in June 2006—its 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii has held rates steady at its last six meetings. In its statement accompanying the March 2007 meeting, the Fed stated, “Recent indicators have been mixed and the adjustment in the housing sector is ongoing. Nevertheless, the economy seems likely to continue to expand at a moderate pace over coming quarters.” “…The Committee’s predominant policy concern remains the risk that inflation will fail to moderate as expected.”

During the reporting period, short- and long-term Treasury yields experienced periods of volatility. Initially, yields fluctuated given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. Yields then fell sharply at the end of February 2007, as economic data weakened and the stock market experienced its largest one day decline in more than five years. Overall, during the six months ended March 31, 2007, two-year Treasury yields fell from 4.71% to 4.58%. Over the same period, 10-year Treasury yields moved from 4.64% to 4.65%. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 2.76%.

Strong demand from investors seeking incremental returns, strong corporate profits and low default rates helped high yield bonds generate solid results during the reporting

LMP Corporate Loan Fund Inc.         I

period. During the six-month period ended March 31, 2007, the Citigroup High Yield Market Indexv returned 6.96%. Despite periods of weakness, emerging markets debt generated a positive return, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi gained 6.32% during the reporting period. An expanding global economy, solid domestic spending and a pause in U.S. interest rate hikes supported many emerging market countries.

Performance Review

For the six months ended March 31, 2007, the LMP Corporate Loan Fund Inc. returned 4.86% based on its net asset value (“NAV”)vii and 9.71% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s Lipper Loan Participation Closed-End Funds Category Averageviii increased 4.83% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV per share.

During this six-month period, the Fund made distributions to shareholders totaling $0.54 per share (which may have included a return of capital). The performance table shows the Fund’s six-month total return based on its NAV and market price as of March 31, 2007. Past performance is no guarantee of future results.

Performance Snapshot as of March 31, 2007 (unaudited)

Price Per Share	Six-Month Total Return

$14.37 (NAV)	4.86%

$14.17 (Market Price)	9.71%

All figures represent past performance and are not a guarantee of future results.
Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.

Special Shareholder Notice

Prior to October 9, 2006, the Fund was known as Citigroup Investments Corporate Loan Fund Inc.

II         LMP Corporate Loan Fund Inc.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry (not directly affecting closed-end investment companies, such as this Fund) have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations, or whether these may affect the Fund.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for Additional Information?

The Fund is traded under the symbol “TLI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XTLIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

LMP Corporate Loan Fund Inc.         III

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

April 30, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: All investments involve risk. The Fund invests in fixed income securities which are subject to credit risks, including the risk of nonpayment of scheduled interest or loan payments, which could lower the Fund’s value. As interest rates rise, the value of a fixed income portfolio generally declines, reducing the value of the Fund. The Fund may invest in foreign securities which are subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. High yield/lower rated securities involve greater credit and liquidity risks than investment grade securities. The Fund is not diversified which may entail greater risks than is normally associated with more widely diversified funds.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is the market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii

The Federal Reserve Board is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii

NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets, by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market prices determined by supply of and demand for the Fund’s shares.

viii

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended March 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 45 funds in the Fund’s Lipper category.

IV         LMP Corporate Loan Fund Inc.

Take Advantage of the Fund’s Dividend Reinvestment Plan!

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan (“Plan”) which is a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a summary of how the Plan works.

Plan Summary

If you participate in the Dividend Reinvestment Plan, your dividends and capital gains distributions will be reinvested automatically in additional shares of the Fund.

The number of shares of common stock in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than the net asset value (“NAV”) per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment of the dividend or distribution), plan participants will be issued new shares of common stock at a price per share equal to the greater of: (a) the NAV per share on the valuation date or (b) 95% of the market price per share on the valuation date.

If the market price is less than the NAV per share as of the determination date, American Stock Transfer & Trust Company (“Plan Agent”) will buy common stock for your account in the open market. If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently exceeds the NAV per share, before the purchases are completed, the Plan Agent will cease making open-market purchases and have the Fund issue the remaining dividend or distribution in shares at a price per share equal to the greater of either the NAV per share on the valuation date or 95% of the market price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 21. To find out more detailed information about the Plan and about how you can participate, please call the Plan Agent at 1-877-366-6441.

LMP Corporate Loan Fund Inc. 2007 Semi-Annual Report         1

Schedule of Investments (March 31, 2007) (unaudited)

LMP CORPORATE LOAN FUND INC.

Face Amount	Security(a)(b)	Value

SENIOR COLLATERALIZED LOANS — 100.0%
Aerospace/Defense — 3.0%
$2,500,000	Be Aerospace Inc., Term Loan B, 7.100% to 7.140% due 8/28/07	$2,514,583
1,357,014	CACI International Inc., Term Loan, 6.840% to 6.870% due 6/11/07	1,358,285
	Decrane Aircraft Holdings Inc.:
125,000	First Lien Term Loan, 5.225% to 8.075% due 4/2/07	126,094
166,666	Second Lien Term Loan, 12.325% due 4/2/07	168,124
1,409,249	ILC Industries Inc., First Lien Term Loan, 7.850% due 6/29/07	1,422,167
1,131,683	Standard Aero Holdings Inc., Term Loan, 7.590% to 7.610% due 5/30/07	1,138,049
1,036,757	Transdigm Inc., Term Loan B, 7.348% due 6/27/07	1,045,051

	Total Aerospace/Defense	7,772,353

Air Transport — 1.2%
3,000,000	Delta Air Lines Inc., Term Loan B, 10.110% due 5/4/07	3,021,093

Automotive — 2.1%
	Hertz Corp.:
319,366	Synthetic Letter of Credit, 7.350% due 6/21/07	322,198
1,525,485	Term Loan, 7.070% to 7.090% due 9/14/07	1,539,011
681,220	Keystone Automotive Industries Inc., Term Loan B, 8.820% due 4/20/07	687,180
2,612,358	Tire Rack Inc., Term Loan B, 7.070% to 7.100% due 6/29/07	2,628,686
328,909	United Components Inc., Term Loan D, 7.610% due 5/10/07	330,143

	Total Automotive	5,507,218

Beverage and Tobacco — 0.9%
2,297,994	Commonwealth Brands Inc., Term Loan, 9.500% due 6/29/07	2,313,792

Broadcast Radio and Television — 2.4%
1,070,553	CMP Susquehanna Corp., Term Loan B, 7.375% due 5/9/07	1,077,111
750,000	National Cinemedia Inc., Term Loan B, 7.090% due 6/13/07	752,344
1,179,130	Sun Media Corp., Term Loan B, 7.110% due 4/30/07	1,182,447
	Univision Communications Inc.:
2,000,000	First Lien Term Loan, 0.000% due 8/15/14	2,000,000
1,225,000	Second Lien Term Loan, 7.820% due 3/31/16	1,225,000

	Total Broadcast Radio and Television	6,236,902

Building and Development — 7.0%
	Building Materials Holding Corp.:
1,000,000	Second Lien Term Loan, 11.125% due 5/18/07	1,007,500
1,995,000	Term Loan, 8.125% due 4/23/07	1,994,689
1,627,960	Capital Automotive REIT, Term Loan, 7.070% due 4/2/07	1,644,647
2,470,139	Contech Construction Products Inc., Term Loan, 7.320% due 4/30/07	2,485,577
	Custom Building Products Inc.:
1,000,000	Second Lien Term Loan, 10.361% due 6/29/07	997,500
1,281,893	Term Loan B, 7.600% due 6/29/07	1,284,832
185,298	Infrastrux Group Inc., Term Loan B, 8.570% due 4/30/07	186,688
279,255	Kyle Acquisition Group LLC, Term Loan B, 8.875% due 4/30/07	282,920
825,397	Landsource Communities Development LLC, Term Loan B, 8.125% due 4/25/07	829,524

See Notes to Financial Statements.

2         LMP Corporate Loan Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (March 31, 2007) (unaudited) (continued)

Face Amount	Security(a)(b)	Value

Building and Development — 7.0% (continued)
$1,454,099	Panolam Industries International, Term Loan, 8.100% due 6/29/07	$1,458,643
	Pike Electric Inc.:
271,938	Term Loan B, 7.125% due 4/10/07	272,164
309,442	Term Loan C, 7.125% due 4/16/07	309,700
250,000	Ply Gem Industries Inc., Second Lien Term Loan, 11.100% due 6/29/07	255,521
2,487,500	Shea Capital I LLC, Term Loan, 7.350% to 8.250% due 6/29/07	2,475,062
2,500,000	South Edge LLC, Term Loan C, 7.375% due 4/30/07	2,500,000

	Total Building and Development	17,984,967

Business Equipment and Services — 8.3%
2,279,167	Acxiom Corp., Term Loan B, 7.070% to 7.105% due 6/15/07	2,299,109
	Asurion Corp.:
1,127,981	First Lien Term Loan, 8.320% due 4/18/07	1,142,785
1,000,000	Second Lien Term Loan, 11.570% due 4/18/07	1,024,375
1,221,938	Beacon Sales Acquisition Inc., Term Loan B, 7.360% due 4/2/07	1,228,047
250,000	Brand Energy and Infrastructure Services, First Lien Term Loan B, 7.625% due 6/29/07	251,797
666,666	Brickman Group Holdings Inc., Term Loan, 7.360% to 7.399% due 7/27/07	668,958
	Buhrmann U.S. Inc.:
1,496,250	New Term Loan D, 7.093% due 6/18/07	1,503,731
942,878	Term Loan D-1, 7.093% to 7.108% due 6/18/07	946,120
401,599	Coinstar Inc., Term Loan, 7.360% due 4/10/07	404,109
1,949,240	Deluxe Inc., First Lien Term Loan, 8.350% due 6/29/07	1,964,672
1,178,843	Education Management Corp., Term Loan B, 7.375% due 4/2/07	1,188,176
422,724	MAXIM Crane Works, L.P., Term Loan, 7.320% to 9.250% due 6/29/07	423,517
1,756,098	N.E.W. Customer Services Cos. Inc., First Lien Term Loan, 7.600% to 7.610% due 6/29/07	1,768,171
	Nasdaq Stock Market Inc.:
1,699,758	Term Loan B, 7.070% due 4/30/07	1,707,194
985,311	Term Loan C, 7.070% due 4/30/07	989,621
806,028	NCO Group, Term Loan, 8.350% to 8.360% due 6/26/07	814,340
500,000	New Customer Service, Second Lien Term Loan, 12.340% to 12.364% due 6/11/07	508,125
	Riskmetrics Group Holdings, LLC:
250,000	Second Lien Term Loan, 10.845% due 4/2/07	254,688
250,000	Term Loan B, 7.600% due 6/29/07	252,188
806,027	Verifone Inc., Term Loan, 7.110% due 4/30/07	813,080
1,312,355	West Corp., Term Loan B2, 7.735% to 7.763% due 8/28/07	1,322,444

	Total Business Equipment and Services	21,475,247

Cable and Satellite Television — 3.7%
1,626,287	Bragg Communications Inc., New Term Loan B, 7.110% due 5/31/07	1,633,402
4,000,000	Insight Midwest Holdings LLC, Term Loan B, 7.360% due 4/5/07	4,034,584
250,000	Intelsat (Bermuda) Ltd., Term Loan, 7.860% due 5/2/07	250,826

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2007 Semi-Annual Report         3

Schedule of Investments (March 31, 2007) (unaudited) (continued)

Face Amount	Security(a)(b)	Value

Cable and Satellite Television — 3.7% (continued)
	Persona Communication Inc.:
$1,872,340	First Lien Term Loan, 8.100% due 6/29/07	$1,898,671
936,170	Second Lien Term Loan, 11.364% due 4/2/07	944,947
701,754	Virgin Media Investment Holding, Term Loan B4, 7.360% due 4/16/07 (c)	705,733

	Total Cable and Satellite Television	9,468,163

Chemicals/Plastics — 5.4%
	Arizona Chemical:
100,000	First Lien Term Loan, 7.360% due 5/31/07	100,562
125,000	Second Lien, 10.860% due 5/31/07	126,875
2,553,766	Celanese AG, Dollar Term Loan, 7.091% due 4/2/07	2,563,519
1,883,453	Georgia Gulf Corp., Term Loan, 7.320% to 9.250% due 6/29/07	1,892,198
1,119,223	Hercules Inc., Term Loan B, 6.820% due 4/12/07	1,122,161
2,475,000	ISP Chemco, Term Loan, 7.375% due 5/16/07	2,495,773
2,695,000	Rockwood Specialties Group Inc., Tranche E Term Loan, 7.360% due 4/30/07	2,719,592
	Texas Petrochemicals Corp.:
382,166	Letter of Credit, 7.860% due 5/15/07	386,226
1,137,919	Term Loan B, 7.938% due 6/29/07	1,150,010
1,467,512	Unifrax Corp., Term Loan B, 7.625% due 4/30/07	1,475,154

	Total Chemicals/Plastics	14,032,070

Clothing/Textiles — 1.0%
	Gold Toe Investment Corp.:
1,122,188	First Lien Term Loan, 8.110% due 4/30/07	1,130,604
375,000	Second Lien Term Loan, 11.360% due 4/30/07	382,031
	Totes Isotoner:
250,000	First Lien Term Loan, 7.768% to 7.850% due 12/31/07	252,110
333,334	Second Lien Term Loan, 11.320% due 4/2/07	336,667
499,588	William Carter Co., Term Loan B, 6.820% to 6.860% due 4/30/07	499,900

	Total Clothing/Textiles	2,601,312

Conglomerates — 0.9%
	Mark IV Industries Inc.:
496,250	First Lien Term Loan, 7.820% to 7.870% due 9/27/07	500,592
250,000	Second Lien Term Loan, 11.070% to 11.120% due 6/27/07	252,813
	TriMas Corp.:
281,250	Letter of Credit, 8.070% due 4/2/07	285,820
1,212,656	Term Loan B, 8.096% to 8.110% due 4/30/07	1,232,362

	Total Conglomerates	2,271,587

Containers and Glass Products — 2.5%
2,970,000	Crown Americas LLC, Term Loan B, 6.860% to 7.110% due 5/15/07	2,979,653
2,624,782	Graphic Packaging International Inc., Term Loan C, 7.820% to 7.860% due 4/20/07	2,654,925
750,000	Tegrant Holding Corp., Second Lien Term Loan, 7.600% to 10.850% due 6/29/07	758,437

	Total Containers and Glass Products	6,393,015

See Notes to Financial Statements.

4         LMP Corporate Loan Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (March 31, 2007) (unaudited) (continued)

Face Amount	Security(a)(b)	Value

Cosmetics/Personal Care — 0.3%
$787,299	VJCS Acquisitions, Term Loan B, 7.570% to 7.637% due 7/19/07	$788,775

Drugs — 1.1%
247,000	Graceway Pharmaceuticals, Term Loan B, 7.850% due 6/29/07	247,463
2,532,825	Leiner Health Products Group Inc., Term Loan B, 8.830% to 8.850% due 9/28/07	2,550,238

	Total Drugs	2,797,701

Ecological Services and Equipment — 0.8%
1,997,443	IESI Corp., Term Loan, 7.110% due 5/22/07	2,003,685

Electronics/Electric — 2.6%
2,197,821	Advanced Micro Devices Inc., Term Loan B, 7.570% due 4/30/07	2,213,056
	Bridge Information Systems Inc.:
417,396	Multi-Draw Term Loan, 11.000% due 4/2/07 (d)	31,305
774,078	Term Loan B, 11.250% due 6/29/07 (d)	58,056
	Dealer Computer Services:
1,000,000	Second Lien Term Loan, 10.850% due 6/29/07	1,026,563
1,492,500	Term Loan, 7.350% due 6/29/07	1,501,162
250,000	Open Solutions Inc., Term Loan, 7.485% due 4/23/07	250,937
	Pro-Quest:
100,000	Second Lien Term Loan, 11.090% due 5/30/07	101,750
500,000	Term Loan B, 8.330% to 8.340% due 9/28/07	501,250
914,179	Sabre Inc., 0.000% due 2/15/15	914,179

	Total Electronics/Electric	6,598,258

Equipment Leasing — 0.6%
202,902	Kinetic Concepts Inc., Term Loan B-2, 6.850% due 6/29/07	203,409
1,218,860	Rent-a-Center Inc., Term Loan B, 7.100% to 7.130% due 6/15/07	1,223,304

	Total Equipment Leasing	1,426,713

Food Products — 3.5%
	American Seafoods Group LLC:
1,054,692	Term Loan B1, 7.100% due 6/29/07	1,058,977
829,601	Term Loan B2, 7.100% due 6/29/07	829,601
1,021,250	Del Monte Corp., Term Loan, 6.820% to 6.860% due 4/27/07	1,024,989
1,860,462	Michael Foods Inc., Term Loan B-1, 7.360% due 5/21/07	1,868,601
1,856,688	NPC International, Term Loan B, 7.070% to 7.130% due 6/29/07	1,863,071
1,897,092	Reddy Ice Group Inc., Term Loan, 7.110% due 4/12/07	1,904,206
500,000	Sturm Foods Inc., First Lien Term Loan, 7.875% due 4/30/07	501,563

	Total Food Products	9,051,008

Food/Drug Retailers — 2.2%
2,464,287	Jean Coutu Group Inc., Term Loan B, 7.875% due 4/30/07	2,470,211
2,315,120	Sagittarius Brands Inc., Term Loan B, 7.600% due 6/29/07	2,332,483
750,000	Sbarro Inc., Term Loan B, 7.848% due 6/1/07	757,500

	Total Food/Drug Retailers	5,560,194

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2007 Semi-Annual Report         5

Schedule of Investments (March 31, 2007) (unaudited) (continued)

Face Amount	Security(a)(b)	Value

Forest Products — 2.5%
$632,701	Boise Cascade Corp., Term Loan D, 6.844% due 4/30/07	$637,914
3,750,000	Domtar Inc., Term Loan, 6.695% due 4/12/07	3,748,436
	Smurfit-Stone Container Corp.:
261,990	Deposit Funded Loan, 7.322% due 4/2/07	264,580
1,035,575	Term Loan B, 7.375% due 6/4/07	1,045,813
631,365	Term Loan C, 7.375% due 6/4/07	637,607
205,635	Term Loan C1, 7.625% due 4/2/07	207,668

	Total Forest Products	6,542,018

Healthcare — 7.0%
2,308,351	AMN Healthcare, Term Loan B, 7.100% due 6/29/07	2,315,565
3,133,294	Community Health Systems Inc., First Incremental Term Loan, 7.100% due 5/30/07	3,148,472
324,786	Conmed Corp., Institutional Term Loan, 7.070% to 9.000% due 6/29/07	324,989
3,250,000	Davita Inc., Term Loan B1, 6.820% to 6.860% due 5/25/07	3,264,345
1,210,341	Fresenius Medical Care Holdings Inc., Term Loan B, 6.725% to 6.735% due 6/29/07	1,210,677
1,496,250	Medassets Inc., Term Loan B, 7.820% due 4/27/07	1,503,731
2,427,617	Patheon Inc., Term Loan B, 9.600% due 4/19/07	2,421,548
804,013	Reable Therapeutics Finance LLC, Term Loan, 7.850% to 7.900% due 8/6/07	807,530
	Talecris Biotherepeutics Inc.:
483,618	First Lien Term Loan, 8.860% to 10.500% due 6/29/07	495,104
930,851	Second Lien Term Loan, 11.860% due 5/14/07	936,669
1,565,136	Vicar Operating Inc., Term Loan, 6.875% due 4/2/07	1,563,180

	Total Healthcare	17,991,810

Home Furnishings — 0.6%
1,417,637	Simmons Co., Term Loan D, 7.375% to 9.500% due 8/28/07	1,427,974

Hotels/Motels/Inns and Casinos — 7.5%
2,495,260	Alliance Gaming Corp., Term Loan B, 8.610% due 7/9/07	2,522,162
1,865,003	Ameristar Casinos Inc., Initial Term Loan, 6.820% due 4/30/07	1,868,966
829,463	Boyd Gaming Corp., Term Loan B, 6.820% due 4/30/07	833,963
125,000	Great Canadian Gaming, Term Loan B, 6.860% due 5/14/07	125,742
722,727	Green Valley Ranch Gaming LLC, First Lien Term Loan, 7.360% due 5/31/07	726,438
322,411	Greenwood Racing Inc., Term Loan B, 7.570% due 4/30/07	324,829
2,462,500	Isle of Capri Black Hawk LLC, Term Loan, 7.340% to 7.360% due 6/29/07	2,462,500
2,462,500	Penn National Gaming Inc, Term Loan B, 7.100% to 7.150% due 6/29/07	2,482,200
2,484,918	Pinnacle Entertainment Inc., Term Loan, 7.320% due 4/30/07	2,505,366
	Seminole Tribe of Florida:
323,887	Term Loan, 0.000% due 3/5/14	324,596
1,093,117	Term Loan B2, 0.000% due 3/5/14	1,095,511
1,082,996	Term Loan B3, 0.000% due 3/5/14	1,085,368
	Venetian Casino Resorts LLC:
2,487,179	Term B Funded, 7.090% due 5/31/07	2,507,029
512,821	Term Loan B, 7.090% due 5/31/07	516,914

	Total Hotels/Motels/Inns and Casinos	19,381,584

See Notes to Financial Statements.

6         LMP Corporate Loan Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (March 31, 2007) (unaudited) (continued)

Face Amount	Security(a)(b)	Value

Industrial Equipment — 5.4%
$296,875	Baldor Electric Co., Term Loan B, 7.125% due 4/30/07	$298,468
2,166,511	Douglas Dynamics LLC, Term Loan, 7.100% due 6/29/07	2,161,095
	Electrical Components International Holding:
802,584	First Lien Term Loan, 7.880% due 8/28/07	808,603
338,505	Second Lien Term Loan, 11.880% due 5/15/07	341,890
979,013	Enersys Inc., New Term Loan, 7.070% to 7.150% due 8/9/07	985,131
1,736,382	Flowserve Corp., Term Loan, 6.875% due 6/29/07	1,739,855
317,460	Foamex International, Inc., First Lien Term Loan, 7.570% to 7.571% due 4/16/07	318,849
1,382,314	Generac Power Systems Inc., First Lien Term Loan, 7.850% due 6/29/07	1,390,954
368,393	Goodman Global Holdings Inc., Term Loan C, 7.125% due 5/10/07	369,928
	Jacuzzi Brands:
114,865	First Lien Term Loan, 7.598% to 7.629% due 8/28/07	115,188
10,135	Letter of Credit, 5.245% due 4/2/07	10,164
166,666	Second Lien Term Loan, 11.348% to 11.379% due 8/27/07	167,708
2,456,441	Norcross Safety Products LLC, Term Loan, 7.400% to 9.250% due 8/7/07	2,465,652
1,934,466	Oshkosh Truck Corp., Term Loan B, 7.350% due 6/6/07	1,944,138
	Wire Rope Corp.:
190,476	Delayed Draw Term Loan, 7.598% due 6/4/07	191,309
476,190	Term Loan, 7.595% to 7.610% due 5/14/07	480,654

	Total Industrial Equipment	13,789,586

Insurance — 0.4%
1,119,962	Hilb, Rogal & Hobbs Co., Term Loan, 6.850% due 6/29/07	1,122,062

Leisure — 4.9%
	Auto Europe Group LLC:
689,333	First Lien Term Loan, 8.070% due 4/30/07	691,918
1,000,000	Second Lien Term Loan, 11.820% due 4/30/07	1,008,125
	Movie Gallery Inc.:
960,000	First Lien Term Loan, 8.840% due 6/8/07	962,880
40,000	Synthetic Letter of Credit, 8.840% due 6/8/07	40,400
2,952,449	Regal Cinemas Inc., Term Loan, 7.108% due 6/29/07	2,966,420
1,500,000	Southwest Sports Group LLC, Term Loan, 7.875% due 4/2/07	1,500,470
1,852,069	Universal City Development Partners, L.P., Term Loan B, 7.360% due 6/18/07	1,867,117
3,528,785	Warner Music Group Acquisition Corp., Term Loan, 7.360% to 7.409% due 5/31/07	3,545,328

	Total Leisure	12,582,658

Miscellaneous — 1.0%
2,500,000	Western Resources Inc., 0.000% due 1/1/09	2,500,000

Non-Ferrous Metals/Materials — 3.0%
1,132,083	Compass Minerals Group Inc., Term Loan, 6.820% to 6.860% due 4/26/07	1,133,263
2,862,907	Freeport-McMoran Copper & Gold Inc., Term Loan B, 7.070% due 4/2/07	2,873,989
	Longyear Global Holdings Inc.:
171,563	Acquisition Term, 8.579% due 4/12/07	172,421
159,309	Canadian Term Loan, 8.579% due 4/12/07	160,105
1,831,803	First Lien Term Loan, 8.579% due 4/12/07	1,840,962
1,467,961	Walter Industries Inc., Term Loan B, 7.070% to 7.120% due 6/29/07	1,473,833

	Total Non-Ferrous Metals/Materials	7,654,573

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2007 Semi-Annual Report         7

Schedule of Investments (March 31, 2007) (unaudited) (continued)

Face Amount	Security(a)(b)	Value

Oil & Gas — 4.1%
	Alon USA Inc.:
$131,116	Edgington Term Loan, 7.570% due 4/2/07	$132,017
1,048,926	Paramount Term Loan, 7.570% due 4/30/07	1,056,137
708,929	Astoria Generating Company Acquisitions LLC, Term Loan B, 7.320% to 7.340% due 5/23/07	713,537
	Coffeyville Resources LLC:
110,745	Letter of Credit, 8.360% due 4/2/07	112,222
572,182	Tranche D Term Loan, 8.360% due 4/2/07	576,473
1,837,500	Connacher, Term Loan B, 8.610% due 6/29/07	1,847,836
466,301	Dresser Inc., Term Loan B, 8.125% due 4/30/07	470,867
1,604,790	Helix Energy Solutions Group Inc., Term Loan B, 7.320% to 7.360% due 4/10/07	1,613,483
500,000	IFM Holdco, Term Loan B, 7.360% due 5/29/07	504,375
	LSP Generation Finance Company LLC:
328,240	First Lien Term Loan, 7.100% due 6/29/07	329,266
47,842	Term Loan, 7.100% due 6/29/07	47,992
856,556	Semcrude, L.P., US Term Loan, 7.570% to 7.604% due 6/15/07	860,303
	Targa Resources:
378,682	Synthetic Letter of Credit, 7.225% due 6/29/07	381,966
1,554,173	Term Loan B, 7.350% to 7.360% due 6/29/07	1,567,650
498,750	Volnay Acquisition Co. I, Term Loan B, 7.350% due 6/29/07	503,426

	Total Oil & Gas	10,717,550

Publishing — 3.5%
237,712	CBD Media Inc., Term Loan D, 7.820% due 4/30/07	239,395
1,582,038	Dex Media East LLC, Term Loan B, 6.820% to 6.860% due 6/12/07	1,583,117
2,306,069	Dex Media West LLC, Term Loan B2, 6.820% to 6.860% due 6/29/07	2,307,655
	Gatehouse Media Operating Inc.:
262,973	Delayed Draw Term Loan, 7.110% due 5/29/07	262,645
704,769	Term Loan B, 7.110% due 5/29/07	704,769
771,901	Philadelphia Media, Term Loan B, 8.080% due 4/10/07	780,585
1,904,917	R.H. Donnelley Inc., Term Loan D-1, 6.850% due 6/29/07	1,906,901
	Star Tribune:
250,000	First Lien Term Loan, 7.588% due 4/30/07	250,781
125,000	Second Lien Term Loan, 11.338% due 4/30/07	125,938
955,000	Wenner Media LLC, Term Loan B, 7.100% due 6/29/07	961,566

	Total Publishing	9,123,352

Retailers — 3.8%
1,188,509	Burlington Coat Factory, Term Loan B, 7.610% due 5/29/07	1,182,269
1,990,013	CSK Automotive Inc., Term Loan, 8.375% due 4/10/07	2,021,106
526,316	J Crew Group, Term Loan B, 7.070% to 7.176% due 7/26/07	528,180
250,000	Mattress Holding Corp., Term Loan, 7.610% to 7.640% due 7/23/07	251,250
1,579,375	Michaels Stores Inc., Term Loan, 8.125% due 4/30/07	1,595,976
2,582,278	Neiman-Marcus Group Inc., Term Loan, 7.346% due 6/6/07	2,608,202
1,246,875	Petco Animal Supplies Inc., Term Loan, 8.100% to 8.110% due 6/29/07	1,257,451
500,000	Yankee Candle Co., Term Loan B, 7.350% due 6/29/07	502,875

	Total Retailers	9,947,309

See Notes to Financial Statements.

8         LMP Corporate Loan Fund Inc. 2007 Semi-Annual Report

Schedule of Investments (March 31, 2007) (unaudited) (continued)

Face Amount	Security(a)(b)	Value

Steel — 0.8%
$1,433,654	Excel Mining Systems, Term Loan, 8.350% due 6/29/07	$1,438,313
	Tube City IMS Corp.:
81,081	Letter of Credit, 7.570% due 4/2/07	81,765
668,919	Term Loan, 9.500% due 6/29/07	674,564

	Total Steel	2,194,642

Telecommunications/Cellular Communications — 3.3%
1,915,833	Centennial Cellular Operating Co., New Term Loan, 7.350% to 7.360% due 6/29/07	1,932,995
1,290,000	Cincinnati Bell Inc., Term Loan, 6.820% to 6.829% due 6/5/07	1,294,435
1,500,000	Crown Castle Operating Co., Term Loan B, 6.820% to 6.899% due 9/6/07	1,504,821
2,000,000	FairPoint Communications Inc., Additional Replacement Term Loan, 7.125% due 6/29/07	2,009,688
804,008	Metropcs Wireless Inc., Term Loan B, 7.625% due 6/29/07	808,419
992,169	Ntelos Inc., First Lien Term Loan, 7.570% due 4/30/07	998,370

	Total Telecommunications/Cellular Communications	8,548,728

Utilities — 2.7%
	Covanta Holding Corp.:
164,948	Letter of Credit, 6.775% due 5/10/07	165,258
335,052	Term Loan B, 6.875% due 5/10/07	335,680
166,249	HCP Acquisition Inc., First Lien Term Loan, 7.600% due 6/29/07	168,328
	NE Energy Inc.:
105,691	Letter of Credit, 7.850% due 6/20/07	106,695
250,000	Second Lien Term Loan, 9.850% due 6/21/07	253,854
894,309	Term Loan B, 7.850% due 6/20/07	902,805
1,500,000	NRG Energy Inc., Credit-Linked Deposit, 7.350% due 6/29/07	1,511,562
	Reliant Energy Inc.:
1,038,918	LC Facility, 5.187% due 4/30/07	1,047,916
1,385,224	Term Loan, 7.695% due 6/29/07	1,397,221
	TPF Generation Holdings LLC:
154,214	Letter of Credit, 5.250% due 6/29/07	155,371
48,343	Revolver, 7.470% due 4/2/07	48,706
819,778	Term Loan B, 7.350% due 6/29/07	825,926

	Total Utilities	6,919,322

	TOTAL INVESTMENTS — 100.0% (Cost — $256,479,381#)	257,747,221

(a)	The maturity date represents the last in range of maturity dates.

(b)	Interest rates disclosed represent the effective rates on loans and debt securities. Ranges in interest rates are attributable to multiple contracts under the same loan.

(c)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(d)	Security is currently in default.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
Term	—Term Loan typically with a First Lien on specified assets.
Second Lien	—Subordinate Loan to First Lien.
REIT	—Real Estate Investment Trust.

Certain term loans have different letter designation, which may generally indicate differences in maturities, pricing, and other terms and conditions. A letter designation could also result from the consolidation of two or more previously issued term loans.

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2007 Semi-Annual Report         9

Statement of Assets and Liabilities (March 31, 2007) (unaudited)

ASSETS:
Investments, at value (Cost—$256,479,381)	$257,747,221
Receivable for securities sold	5,537,415
Interest receivable	2,350,467
Prepaid expenses	16,891

Total Assets	265,651,994

LIABILITIES:
Loan payable (Note 4)	25,000,000
Payable for securities purchased	9,531,687
Due to custodian	3,121,029
Distributions payable to auction rate cumulative preferred stockholders	357,073
Investment management fee payable	164,809
Directors’ fees payable	154,223
Interest payable (Note 4)	15,889
Accrued expenses	103,759

Total Liabilities	38,448,469

Series A and B Auction Rate Cumulative Preferred Stock (1,700 shares authorized and issued at $25,000 per share for each series) (Note 5)	85,000,000

Total Net Assets	$142,203,525

NET ASSETS:
Par value ($0.001 par value; 9,892,850 shares issued and outstanding; 50,000,000 common shares authorized)	$9,893
Paid-in capital in excess of par value	146,468,445
Undistributed net investment income	712,706
Accumulated net realized loss on investments	(6,255,359)
Net unrealized appreciation on investments	1,267,840

Total Net Assets	$142,203,525

Shares Outstanding	9,892,850

Net Asset Value	$14.37

See Notes to Financial Statements.

10         LMP Corporate Loan Fund Inc. 2007 Semi-Annual Report

Statement of Operations (For the six months ended March 31, 2007) (unaudited)

INVESTMENT INCOME:
Interest	$9,411,655

EXPENSES:
Investment management fee (Note 2)	977,488
Interest expense (Note 4)	531,655
Directors’ fees	233,415
Auction participation fees (Note 5)	107,405
Audit and tax	50,112
Custody fees	26,985
Legal fees	19,741
Shareholder reports	17,470
Stock exchange listing fees	12,272
Excise tax (Note 1)	10,524
Auction agent fees	7,977
Rating agency fees	6,698
Transfer agent fees	4,920
Commitment fees (Note 4)	4,296
Insurance	2,748
Miscellaneous expenses	5,622

Total Expenses	2,019,328
Less: Fee waivers and/or expense reimbursements (Note 2)	(95,677)

Net Expenses	1,923,651

Net Investment Income	7,488,004

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Loss From Investment Transactions	(306,134)
Change in Net Unrealized Appreciation/Depreciation From Investments	1,647,728

Net Gain on Investments	1,341,594

Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Notes 1 and 5)	(2,263,356)

Increase in Net Assets From Operations	$6,566,242

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2007 Semi-Annual Report         11

Statements of Changes in Net Assets

For the six months ended March 31, 2007 (unaudited) and the year ended September 30, 2006

	2007	2006
OPERATIONS:
Net investment income	$7,488,004	$13,442,342
Net realized gain (loss)	(306,134)	272,315
Change in net unrealized appreciation/depreciation	1,647,728	(1,222,834)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(2,263,356)	(4,045,114)

Increase in Net Assets From Operations	6,566,242	8,446,709

DISTRIBUTIONS PAID TO COMMON STOCK SHAREHOLDERS FROM (NOTE 1):
Net investment income	(5,356,978)	(9,160,779)

Decrease in Net Assets From Distributions Paid to Common Stock Shareholders	(5,356,978)	(9,160,779)

FUND SHARE TRANSACTIONS:
Reinvestment of distributions	—	719

Increase in Net Assets From Fund Share Transactions	—	719

Increase (Decrease) in Net Assets	1,209,264	(713,351)
NET ASSETS:
Beginning of period	140,994,261	141,707,612

End of period*	$142,203,525	$140,994,261

*Includes undistributed net investment income of:	$712,706	$845,036

See Notes to Financial Statements.

12         LMP Corporate Loan Fund Inc. 2007 Semi-Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

	2007(1) (2)		2006(2)	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$14.25		$14.32	$14.29	$13.93	$13.24	$14.15

Income (Loss) From Operations:
Net investment income	0.76		1.36	0.96	0.73	0.75	0.90
Net realized and unrealized gain (loss)	0.13		(0.09)	0.02	0.42	0.81	(0.79)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(0.23)		(0.41)	(0.25)	(0.11)	(0.12)	(0.09)

Total Income From Operations	0.66		0.86	0.73	1.04	1.44	0.02

Underwriting Commissions and Expenses for the Issuance of Auction Rate Cumulative Preferred Stock	—		—	—	—	—	(0.12)

Less Distributions Paid to Common Stock Shareholders From:
Net investment income	(0.54)		(0.93)	(0.70)	(0.68)	(0.75)	(0.81)

Total Distributions Paid to Common Stock Shareholders	(0.54)		(0.93)	(0.70)	(0.68)	(0.75)	(0.81)

Net Asset Value, End of Period	$14.37		$14.25	$14.32	$14.29	$13.93	$13.24

Market Price, End of Period	$14.17		$13.43	$13.05	$14.58	$14.45	$11.83

Total Return, Based on NAV(3)(4)	4.86%		6.80%	5.46%	7.55%	11.64%	(0.30)%

Total Return, Based on Market Price(3)	9.71%		10.44%	(5.80)%	5.79%	29.61%	(1.67)%

Net Assets, End of Period (millions)	$142		$141	$142	$141	$136	$130

Ratios to Average Net Assets:(5)
Gross expenses	2.86	% (6)(7)	2.31%	2.27%	2.25%	2.40%	2.63%
Gross expenses, excluding interest expense	2.10	(6)(7)	1.84	2.22	2.25	2.40	2.63
Net expenses	2.72	(6)(7)(8)	2.31 (8)	2.27	2.25	2.40	2.63
Net expenses, excluding interest expense	1.97	(6)(7)(8)	1.84 (8)	2.22	2.25	2.40	2.63
Net investment income	10.59	(6)	9.48	6.71	5.14	5.62	6.48

Portfolio Turnover Rate	37%		86%	81%	110%	55%	57%

Auction Rate Cumulative Preferred Stock:(9)
Total Amount Outstanding (000s)	$85,000		$85,000	$85,000	$85,000	$85,000	$85,000
Asset Coverage Per Share	66,827		66,469	66,678	66,535	65,140	63,105
Involuntary Liquidating Preference Per Share(10)	25,000		25,000	25,000	25,000	25,000	25,000
Average Market Value Per Share(10)	25,000		25,000	25,000	25,000	25,000	25,000

(1)	For the six months ended March 31, 2007 (unaudited).

(2)	Per share amounts have been calculated using the average shares method.

(3)

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements in the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(5)	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.

(6)	Annualized.

(7)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 2.59% including interest expense and 1.83% excluding interest expense.

(8)	Reflects fee waivers and/or expense reimbursements.

(9)	On March 14, 2002, the Fund issued 3,400 shares of Auction Rate Cumulative Preferred Stock at $25,000 per share.

(10)	Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

LMP Corporate Loan Fund Inc. 2007 Semi-Annual Report         13

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

LMP Corporate Loan Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. U.S. government agency obligations are valued at the mean between the quoted bid and asked prices. Securities traded on national securities markets are valued at the closing price on such markets. Securities traded in the over-the-counter market and listed securities for which no sales prices were reported are valued at the mean between the quoted bid and asked prices. Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Collateralized senior loans are valued at readily ascertainable market values provided by an independent pricing service. Securities for which market quotations are not available are valued in good faith at fair value by or under the direction of the Board of Directors. In fair valuing a loan, Legg Mason Partners Fund Advisor, LLC (“LMPFA”), the Fund’s investment manager, a wholly-owned subsidiary of Legg Mason Inc. (“Legg Mason”), with the assistance of the Citigroup Alternative Investments LLC (“CAI”), the Fund’s sub-adviser, will consider among other factors: (1) the creditworthiness of the borrower and any party interpositioned between the Fund and the borrower; (2) the current interest rate, period until next interest rate reset and maturity date of the collateralized senior loan; (3) recent market prices for similar loans, if any; and (4) recent prices in the market for instruments with similar quality, rate, period until next interest rate reset, maturity, terms and conditions. LMPFA may also consider prices or quotations, if any, provided by banks, dealers or pricing services which may represent the prices at which secondary market transactions in the collateralized senior loans held by the Fund have or could have occurred. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

(b) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the credit agreement is executed. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain fees received from issuers of the underlying loans, such as consent, amendment and upfront fees (collectively, “consent fees”) are generally recorded as a basis adjustment to the cost of loans held and accreted over the life of the loan. The cost of investments sold is determined by use of the specific identification method.

14         LMP Corporate Loan Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

(c) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the holders of the Auction Rate Cumulative Preferred Stock (“ARCPS”) shall be entitled to receive dividends in accordance with an auction that will normally be held every 28 days and out of the monies legally available to shareholders.

(d) Net Asset Value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the ARCPS.

(e) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% if the Fund’s annual taxable income exceeds the distributions from such taxable income for the year.

(f) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Management Agreement and Other Transactions with Affiliates

LMPFA is the Fund’s investment manager and CAI is the Fund’s subadviser. LMPFA is a wholly-owned subsidiary of Legg Mason.

Under the investment management agreement, the Fund pays an investment management fee calculated at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund. LMPFA pays a fee of 0.50% of the Fund’s average daily net assets for the services CAI provides as subadviser. For purposes of calculating the management and sub-investment advisory fees, the liquidation value of any preferred stock of the Fund is not deducted in determining the Fund’s average daily net assets. These fees are calculated daily and paid monthly.

During the six months ended March 31, 2007, the Fund was reimbursed for expenses in the amount of $95,677 for a portion of non-recurring payments due to retiring directors.

LMP Corporate Loan Fund Inc. 2007 Semi-Annual Report         15

Notes to Financial Statements (unaudited) (continued)

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the six months ended March 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$110,171,857

Sales	90,945,474

At March 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,576,293
Gross unrealized depreciation	(308,453)

Net unrealized appreciation	$1,267,840

4.	Commitments

The Fund has a 364 day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $25 million. Unless renewed, this agreement terminates on May 31, 2007. The Fund pays a facility fee quarterly at 0.125% per annum on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on the LIBOR, Fed Funds or Prime Rate, plus any applicable margin. Interest expense related to the loan for the six months ended March 31, 2007 was $531,655. At March 31, 2007 the Fund had $25 million of borrowings outstanding per this credit agreement.

5.	Auction Rate Cumulative Preferred Stock

As of March 31, 2007, the Fund had 3,400 outstanding shares of ARCPS.

The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period will typically be 28 days. The dividend rates ranged from 5.200% to 5.300% during the six months ended March 31, 2007. At March 31, 2007, the current dividend rates were as follows:

	Series A	Series B
Current Dividend Rates	5.250%	5.250%

The ARCPS are redeemable under certain conditions by the Fund at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these asset coverages and does not cure any such failure within

16         LMP Corporate Loan Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, currently acts as a broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to each broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. For the six months ended March 31, 2007, CGM earned $107,405 as a participating broker/dealer.

6.	Capital Loss Carryforward

As of September 30, 2006, the Fund had a net capital loss carryforward of $5,681,583, of which $43,917 expires in 2009, $224,102 expires in 2010, $221,575 expires in 2011, $5,010,233 expires in 2012, $75,268 expires in 2013 and $106,488 expires in 2014. This amount will be available to offset any future taxable gains.

7.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the Fund’s prior investment manager, and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

LMP Corporate Loan Fund Inc. 2007 Semi-Annual Report         17

Notes to Financial Statements (unaudited) (continued)

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order.

On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not among the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

18         LMP Corporate Loan Fund Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

9.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be October 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

LMP Corporate Loan Fund Inc. 2007 Semi-Annual Report         19

Additional Shareholder Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders of LMP Corporate Loan Fund Inc. was held on January 29, 2007, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Nominee	Common Shares	Preferred Shares Series A and B	Total
Carol L. Colman
For	8,356,541	3,280	8,359,821
Withheld	357,844	15	357,859

R. Jay Gerken
For	8,367,567	3,280	8,370,847
Withheld	346,818	15	346,833

Daniel P. Cronin
For	8,354,928	3,280	8,358,208
Withheld	359,457	15	359,472

Leslie H. Gelb
For	8,340,416	3,280	8,343,696
Withheld	373,969	15	373,984

Riordan Roett
For	N/A	3,280	3,280
Withheld	N/A	15	15

Jeswald W. Salacuse
For	8,346,465	3,280	8,349,745
Withheld	367,920	15	367,935

20         LMP Corporate Loan Fund Inc.

Dividend Reinvestment Plan (unaudited)

Pursuant to the Plan, shareholders whose Common Stock is registered in their own names will be deemed to have elected to have all distributions reinvested automatically in additional Common Stock of the Fund by American Stock Transfer & Trust Company (“AST” or “Plan Agent”), as agent under the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by AST, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees, which hold Common Stock for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares of Common Stock certified from time to time by the record shareholders as representing the total amount registered in the record shareholder’s name and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares of Common Stock registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Unless the Board of Directors of the Fund declares a dividend or capital gains distribution payable only in cash, non-participants in the Plan will receive cash and participants in the Plan will receive shares of Common Stock of the Fund, to be issued by the Fund or purchased by the Plan Agent in the open market as outlined below. Whenever the market price per share of Common Stock is equal to or exceeds the net asset value per share as of the determination date (defined as the fourth New York Stock Exchange trading day preceding the payment date for the dividend or distribution), participants will be issued new shares of Common Stock at a price per share equal to the greater of: (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date. Except as noted below, the valuation date generally will be the dividend or distribution payment date. If net asset value exceeds the market price of the Fund’s shares of Common Stock as of the determination date, the Plan Agent will, as agent for the participants, buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts as soon as practicable commencing on the trading day following the determination date and generally terminating no later than 30 days after the dividend or distribution payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares of Common Stock issued by the Fund. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the permissible purchase period or if the market discount shifts to a market premium during such purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares of Common Stock (in which case the valuation date will be the date such shares are issued) at a price per share equal to the greater of (a) the net asset value per share on the valuation date or (b) 95% of the market price per share on the valuation date.

LMP Corporate Loan Fund Inc.         21

Dividend Reinvestment Plan (unaudited) (continued)

A shareholder may elect to withdraw from the Plan at any time upon written notice to the Plan Agent or by calling the Plan Agent at 1-877-366-6441. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for whole shares of Common Stock credited to his or her account under the Plan will be issued and a cash payment will be made for any fractional shares credited to such account. An election to withdraw from the Plan will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent dividends and distributions in cash. Elections will be effective immediately if notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective after the investment of the then current dividend or distribution. If a withdrawing shareholder requests the Plan Agent to sell the shareholder’s shares upon withdrawal from participation in the Plan, the withdrawing shareholder will be required to pay a $5.00 fee plus brokerage commissions.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares of Common Stock purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent’s fee for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares of Common Stock issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. federal income tax that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes thereto may be desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid: (i) subsequent to notice of the change sent to all participants at least 30 days before the record date for such dividend or distribution or (ii) otherwise in accordance with the terms of the Plan. The Plan also may be amended or terminated by the Plan Agent, with the Board of Directors’ prior written consent, on at least 30 days’ prior written notice to all participants. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1-877-366-6441.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its Common Stock in the open market.

22         LMP Corporate Loan Fund Inc.

LMP Corporate Loan Fund Inc.

DIRECTORS

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken, CFA

Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

OFFICERS

R. Jay Gerken, CFA

President and Chief
Executive Officer

Kaprel Ozsolak

Chief Financial Officer and
Treasurer

Glenn N. Marchak

Vice President and

Investment Officer

Steven Frank

Controller

Ted P. Becker

Chief Compliance Officer

OFFICERS (continued)

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

Citigroup Alternative Investments LLC

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

American Stock Transfer & Trust Company

59 Maiden Lane
New York, New York 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is intended only for the shareholders of LMP Corporate Loan Fund Inc. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

www.leggmason.com/InvestorServices

FD01642 5/07	SR07-325

LMP Corporate Loan Fund Inc.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

CAI will not take any action or render any advice with respect to the voting of proxies solicited by, or with respect to, issuers of any securities held in a client’s account unless: (1) the client delegates proxy voting authority to CAI in writing; or (2) the client is a tax-qualified retirement plan subject to ERISA. If a client subject to ERISA wishes to reserve for itself the right to vote proxies, the Portfolio Manager should ensure that the client provides prior written notice to CAI that it expressly retains the right to vote proxies, and that CAI is expressly precluded from taking any action or rendering any advice with respect to the voting of proxies. Unless CAI is responsible for voting proxies, all proxy materials relating to issuers of any securities held in a client’s account shall be forwarded by the Portfolio Manager promptly to the client.

If CAI is responsible for voting proxies or responding to requests for consent with respect to securities held in a client’s account, the Portfolio Manager will have the obligation to do so. In exercising this duty, the Portfolio Manager will vote in a fashion that, in his or her opinion, will maximize the total value of the client’s account.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Not applicable.
Exhibit 99.CODE ETH

(a)(2)	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Corporate Loan Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of LMP Corporate Loan Fund Inc.

Date: June 8, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Corporate Loan Fund Inc.

Date: June 8, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
LMP Corporate Loan Fund Inc.

Date: June 8, 2007